Exhibit 32.1
           CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
         PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephanie M. Risk-McElroy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10-Q dated October 31, 2013 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date:  August 7, 2014         By:  /s/  Stephanie M. Risk-McElroy
                              Stephanie M. Risk-McElroy
                              President and Chief Executive and Financial
			      Officer